ADVISORSHARES PSYCHEDELICS ETF

Schedule of Investments

March 31, 2022 (Unaudited)

Investments	Shares/ Principal	Value
COMMON STOCKS – 85.0%

Biotechnology – 56.0%
ATAI Life Sciences NV (Germany)*	120,027	$610,937
Bright Minds Biosciences, Inc. (Canada)*(a)	206,716	314,208
Cybin, Inc. (Canada)*(a)	906,699	740,773
Enveric Biosciences, Inc.*	922,371	304,383
GH Research PLC (Ireland)*(a)	19,374	354,351
Mind Medicine MindMed, Inc.*	649,168	720,577
PsyBio Therapeutics Corp.*	2,583,122	243,588
Seelos Therapeutics, Inc.*	358,796	300,599
Small Pharma, Inc. (Canada)*	2,030,937	356,633
Total Biotechnology		3,946,049

Healthcare - Services – 17.4%
Field Trip Health Ltd. (Canada)*(a)	355,075	475,800
Greenbrook TMS, Inc. (Canada)*	103,562	389,393
Numinus Wellness, Inc. (Canada)*	857,147	359,145
Total Healthcare - Services		1,224,338

Pharmaceuticals – 11.6%
Compass Pathways PLC (United Kingdom)*(b)	52,228	673,219
FSD Pharma, Inc., Class B (Canada)*	170,431	147,525
Total Pharmaceuticals		820,744

Total Common Stocks
(Cost $10,768,039)		5,991,131

MONEY MARKET FUND – 9.0%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.17%(c)
(Cost $631,599)	631,599	631,599

REPURCHASE AGREEMENTS – 10.9%(d)
BofA Securities, Inc., dated 03/31/22, due 04/01/22, 0.30%, total to be received $249,002, (collateralized by various U.S. Government Agency Obligations, 2.00%-4.00%, 02/01/36-03/01/52, totaling $253,980)	$249,000	249,000
Daiwa Capital Markets America, dated 03/31/22, due 04/01/22, 0.30%, total to be received $249,002, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 04/05/22-04/01/52, totaling $253,980)	249,000	249,000
HSBC Securities USA, Inc., dated 03/31/22, due 04/01/22, 0.30%, total to be received $19,405, (collateralized by various U.S. Government Agency Obligations, 0.00%-5.25%, 08/15/22-08/15/50, totaling $19,793)	19,405	19,405
RBC Dominion Securities, Inc., dated 03/31/22, due 04/01/22, 0.30%, total to be received $249,002, (collateralized by various U.S. Government Agency Obligations, 0.00%-5.50%, 04/26/22-03/20/52, totaling $253,980)	249,000	249,000

Total Repurchase Agreements
(Cost $766,405)		766,405

Total Investments – 104.9%
(Cost $12,166,043)		7,389,135
Liabilities in Excess of Other Assets – (4.9%)		(344,243)
Net Assets – 100.0%		$7,044,892

PLC - Public Limited Company

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $688,150; the aggregate market value of the collateral held by the fund is $766,405.
(b)	American Depositary Receipt.
(c)	Rate shown reflects the 7-day yield as of March 31, 2022.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES PSYCHEDELICS ETF

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$5,991,131	$–	$–	$5,991,131
Money Market Fund	631,599	–	–	631,599
Repurchase Agreements	–	766,405	–	766,405
Total	$6,622,730	$766,405	$–	$7,389,135

Liabilities	Level 1	Level 2	Level 3	Total
Swaps†	$–	$(365,581)	$–	$(365,581)

†	Derivative instruments, including swap contracts, are valued at the net unrealized gain (loss) on the instrument.

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Biotechnology	56.0%
Healthcare - Services	17.4
Pharmaceuticals	11.6
Money Market Fund	9.0
Repurchase Agreements	10.9
Total Investments	104.9
Liabilities in Excess of Other Assets	(4.9)
Net Assets	100.0%

ADVISORSHARES PSYCHEDELICS ETF

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

Total Return Swap contracts outstanding as of March 31, 2022:

Reference Entity	Annual Financing Rate Paid	Payment Frequency	Termination Date	Notional Amounts	Fair Value	Unrealized Appreciation/ (Depreciation)
Betterlife Pharma	—	—	9/19/2022	$24,937	$13,662	$(11,275)
Core One Labs	—	—	9/19/2022	99,946	63,900	(36,046)
Empower Clinics	—	—	9/19/2022	30,269	16,200	(14,069)
Haven Life Sciences	—	—	9/19/2022	19,091	5,300	(13,791)
Mindcure Health	—	—	9/19/2022	30,395	7,670	(22,725)
Mindset Pharma	—	—	9/19/2022	76,701	59,280	(17,421)
Mydecine Innovations	—	—	9/19/2022	93,635	27,980	(65,655)
Novamind	—	—	9/19/2022	27,600	10,116	(17,484)
Optimi Health	—	—	9/19/2022	21,688	10,052	(11,636)
Psyched Wellness	—	—	9/19/2022	23,200	17,776	(5,424)
Red Light Holland	—	—	9/19/2022	19,988	11,006	(8,982)
Revive Therapeutics	—	—	9/19/2022	60,721	22,928	(37,793)
Tryp Therapeutics	—	—	9/19/2022	39,075	13,538	(25,537)
Wesana Health	—	—	9/19/2022	134,192	56,449	(77,743)
Net Unrealized Depreciation						$(365,581)

Cowen acts as the counterparty to the total return swap contracts listed above. The Fund either receives fees from, or pays fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon floating financing rate. As of March 31, 2022, cash in the amount of $701,426 has been segregated as collateral from the broker for Swap contracts.